UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2021

TORTOISEECOFIN ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40633	98-1583266
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6363 College Boulevard
Overland Park, KS	66211
(Address of principal executive offices)	(Zip Code)

(913) 981-1020
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	TRTL.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	TRTL	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TRTL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In preparation of the financial statements of TortoiseEcofin Acquisition Corp. III, a Cayman Islands exempted company (the “Company”), as of and for quarterly period ended September 30, 2021, the Company concluded it should revise its audited post-initial public offering (“IPO”) balance sheet as of July 22, 2021 initially reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 28, 2021 (the “IPO Balance Sheet”) to classify all Class A ordinary shares subject to possible redemption in temporary equity. In accordance with the SEC and its staff’s guidance on redeemable equity instruments in ASC 480-10-S99, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. The Company had previously classified a portion of its Class A ordinary shares in permanent equity, or total shareholders’ equity. Although the Company did not specify a maximum redemption threshold, its charter currently provides that the Company will not redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. Previously, the Company did not consider redeemable shares classified as temporary equity as part of net tangible assets. Effective with its financial statements for the quarterly period ended September 30, 2021, the Company revised this interpretation to include temporary equity in net tangible assets. In addition, previously the Company did not consider the excess of fair value over price paid of its founder shares sold by its sponsor to its anchor investors in the IPO as offering costs. Effective with its financial statements for the quarterly period ended September 30, 2021, the Company recognized the excess of fair value over price paid of the founder shares sold by its sponsor to its anchor investors as offering costs of the IPO resulting in additional offerings costs of approximately $472,000 allocated to the derivative warrant liabilities as expense and approximately $10.6 million allocated and charged to the carrying value of the Class A ordinary shares.

The Company determined the corrections were not qualitatively material and did not restate its financial statements in the Original 3Q Form 10-Q (as defined below). Instead, the Company revised its IPO Balance Sheet in the notes to the financial statements in the Original 3Q Form 10-Q. Although the qualitative factors that management assessed tended to support a conclusion that the misstatements were not material, these factors were not strong enough to overcome the quantitative errors in the financial statements. As such, upon further consideration of the correction, the Company determined the change in classification of the Class A ordinary shares and change to the total offering costs was material quantitatively and it should restate its previously issued financial statements.

Therefore, on December 3, 2021, management of the Company and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the Company’s previously issued revision to the IPO Balance Sheet revised in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 and filed with the SEC on November 10, 2021 (the “Original 3Q Form 10-Q”) and the notes to the unaudited interim financial statements in the Original 3Q Form 10-Q should be restated to report all Class A ordinary shares as temporary equity as a restatement and should no longer be relied upon. As such, the Company will restate the unaudited interim financial statements included in a Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2021 to be filed by the Company with the SEC (the “Q3 Form 10-Q/A”).

The Company does not expect any of the above changes to have any impact on its cash position and cash held in the trust account established in connection with the IPO (the “Trust Account”).

The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. The Company’s remediation with respect to such material weakness will be described in more detail in the Q3 Form 10-Q/A.

The Company has discussed the matters disclosed in this Current Report on Form 8-K with its independent registered public accounting firm, WithumSmith+Brown, PC.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates, “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements, the Company’s cash position and cash held in the Trust Account and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2021

TORTOISEECOFIN ACQUISITION CORP. III

By:	/s/ Vincent T. Cubbage
	Name:	Vincent T. Cubbage
	Title:	Chief Executive Officer

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